UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 3, 1999

                               CVB Financial Corp.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                                     1-10394
                            (Commission File Number)

                                   95-3629339
                        (IRS Employer Identification No.)

          701 North Haven Avenue, Suite 350, Ontario, California 91764
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (909) 980-4030

                                 Not Applicable
          (Former name or former address, if changed since last report)




                     This report includes a total of 4 pages
                             Exhibit Index on page 2

Item 1.           Changes in Control of Registrant.

                  None.

Item 2.           Acquisition or Disposition of Assets.

                  None.

Item 3.           Bankruptcy or Receivership.

                  None.

Item 4.           Changes in Registrant's Certifying Accountant.

                  None.

Item 5.           Other Events.

                  On October 4, 1999, Orange National Bancorp merged with and into CVB Financial Corp. The financial statement attached hereto sets forth the results of operations for the first 30 days of post-merger operations. The merger was accounted for under the pooling of interests method of accounting treatment. One time acquisition costs of $4.9 million were recognized in October 1999.



Item 6.           Resignations of Registrant's Directors.

                  None.

Item 7.  Financial Statements and Exhibits.

                  (a)  Financial Statements of Business Acquired.


                  (b)   Pro forma financial information


                  (c)      Exhibits                                      Page

                           99.1 Consolidated Statement of Earnings         4

Item 8.  Change in Fiscal Year.

                  None.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

                  None.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CVB Financial Corp.
                                  (Registrant)


Date:    November 9, 1999                           /s/ Edward J. Biebrich, Jr.
                                                    ---------------------------
                                                    Edward J. Biebrich, Jr.
                                                    Chief Financial Officer

                                                                EXHIBIT 99.1

CVB FINANCIAL CORP.  AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(unaudited)
dollar amounts in thousands

                                                               October 4, 1999
                                                                   through
                                                              November 3, 1999
                                                            --------------------
Interest income:
  Loans, including fees                                       $           6,611
  Investment securities:
     Taxable                                                              3,770
     Tax-advantaged                                                         493
                                                            --------------------
                                                                          4,263
  Federal funds sold and interest bearing
     deposits with other financial institutions                              53
                                                            --------------------
                                                                         10,927
Interest expense:
  Deposits                                                                2,304
  Other borrowings                                                        1,015
                                                            --------------------
                                                                          3,319
                                                            --------------------
    Net interest income                                                   7,608
Provision for credit losses                                                 300
                                                            --------------------
    Net interest income after
       provision for credit losses                                        7,308
Other operating income:
   Service charges on deposit accounts                                      873
   Trust services                                                           377
   Other                                                                    198
                                                            --------------------
                                                                          1,448
Other operating expenses:
   Salaries and employee benefits                                         2,353
   Deposit insurance premiums                                                14
   Occupancy                                                                176
   Equipment                                                                479
   Other                                                                  1,112
   Acquisition costs                                                      4,856
                                                            --------------------
                                                                          8,990
                                                            --------------------
Loss before income taxes                                                  (234)
Tax benefit                                                                (98)
                                                            --------------------
    Net loss                                                  $           (136)
                                                            ====================

The statement of earnings sets forth the results of operations for the first 30 days of post-merger operations. One time merger acquisition costs of $4.9 million were recognized in October 1999.